UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report:
February 13, 2009

Frontier Financial Corporation
(Exact name of registrant as specified in its charter)

Washington	000-15540	91-1223535
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

332 S.W. Everett Mall Way
P.O. Box 2215
Everett, Washington	98204
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (425) 514-0700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 9, 2009, William H. Lucas, 80, tendered his resignation as a director of Frontier Financial Corporation and its wholly owned subsidiary Frontier Bank, effective as of that date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FRONTIER FINANCIAL CORPORATION
(Registrant)

February 13, 2009	/s/ Patrick M. Fahey
(Date)	Patrick M. Fahey Chairman and CEO